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                                                                    EXHIBIT 23.6


                CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS

We consent to incorporation herein by reference in the Registration Statement (Form S-8) pertaining to the option plans listed on the facing sheet thereof of our report dated May 12, 2000, with respect to the consolidated financial statements of Paragon Software (Holdings) Limited which report appears in the Registration Statement (No. 333-44926) on Form S-4 of Phone.com, Inc.

                                       /s/ Ernst & Young LLP

Reading, England
November 17, 2000